As filed with the Securities and Exchange Commission on December 22, 2006
Registration No. 333-139436

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 1
TO
FORM S-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Buffets Holdings, Inc.	Buffets, Inc.
(Exact name of Registrant as specified in its charter)	(Exact name of Registrant as specified in its charter)
Delaware	Minnesota
(State or other jurisdiction of incorporation or organization)	(State or other jurisdiction of incorporation or organization)
5812	5812
(Primary Standard Industrial Classification Code Number)	(Primary Standard Industrial Classification Code Number)
22-3754018	41-1462294
(IRS Employer Identification No.)	(IRS Employer Identification No.)

1460 Buffet Way
Eagan, Minnesota 55121
(651) 994-8608
(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)
H. Thomas Mitchell, Esq.
Executive Vice President, General Counsel and Secretary
1460 Buffet Way
Eagan, Minnesota 55121
(651) 994-8608
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:
John C. Kennedy, Esq.
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, New York 10019-6064
212-373-3000

     Approximate date of commencement of proposed sale of the securities to public: As soon as practicable after this Registration Statement becomes effective.
     If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.    ☐
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐
     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF ADDITIONAL REGISTRANTS

		Primary
	State or Other	Standard	IRS
	Jurisdiction of	Industrial	Employer
	Incorporation or	Classification	Identification
Name	Organization	Code Number	Number

HomeTown Buffet, Inc.	Minnesota	5812	33-0463002
OCB Purchasing Co.	Minnesota	5812	41-1777610
Tahoe Joe’s, Inc.	Delaware	5812	91-1957129
Buffets Leasing Company, LLC	Minnesota	5812	42-1638138
HomeTown Leasing Company, LLC	Minnesota	5812	42-1638142
OCB Restaurant Company, LLC	Minnesota	5812	41-1777607
OCB Leasing Company, LLC	Minnesota	5812	42-1638147
Tahoe Joe’s Leasing Company, LLC	Minnesota	5812	42-1638145
Ryan’s Restaurant Group, Inc.	South Carolina	5812	57-0657895
Big R Procurement Company, LLC	Delaware	5812	56-2175198
Fire Mountain Restaurants LLC	Delaware	5812	57-0968003
Ryan’s Restaurant Leasing Company, LLC	Minnesota	5812	20-5877405
Ryan’s Restaurant Management Group, LLC	Minnesota	5812	20-5876739
Fire Mountain Leasing Company, LLC	Minnesota	5812	20-5877452
Fire Mountain Management Group, LLC	Minnesota	5812	20-5877299
      The address of each of the additional registrants is 1460 Buffet Way, Eagan Minnesota 55121. Their telephone number at that address is (651) 994-8608.

EXPLANATORY NOTE
      This Amendment No. 1 is being filed solely for the purpose of filing Exhibit 10.8. No changes have been made to the preliminary prospectus constituting Part I of the Registration Statement or Items 20 and 22 of Part II of the Registration Statement.

Part II
INFORMATION NOT REQUIRED IN PROSPECTUS
ITEM 21.     EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

Exhibit
Number	Description

2.1	Agreement and Plan of Merger dated as of July 24, 2006 among Ryan’s Restaurant Group, Inc., Buffets, Inc. and Buffets Southeast, Inc. (incorporated by reference to Exhibit 2.1 to Buffets Holdings, Inc.’s Current Report on Form 8-K, filed on July 25, 2006 (Commission file No. 333-116897)).
3.1	Amended Certificate of Incorporation of Buffets Holdings, Inc. (incorporated by reference to Exhibit 3.1 to Buffets Holdings, Inc.’s Registration Statement on Form S-4 (Commission file No. 333-116897)).
3.2	Bylaws of Buffets Holdings, Inc. (incorporated by reference to Exhibit 3.2 to Buffets Holdings, Inc.’s Registration Statement on Form S-4 (Commission file No. 333-116897)).
3.3	Articles of Incorporation of Buffets, Inc. (incorporated by reference to Exhibit 3.1 to Buffets, Inc.’s Registration Statement on Form S-4 (Commission file No. 333-98301)).
3.4	Bylaws of Buffets, Inc. (incorporated by reference to Exhibit 3.2 to Buffets, Inc.’s Registration Statement on Form S-4 (Commission file No. 333-98301)).
3.5	Articles of Incorporation of HomeTown Buffet, Inc. (incorporated by reference to Exhibit 3.7 to Buffets Holdings, Inc.’s Registration Statement on Form S-1 (Commission file No. 333-118612)).
3.6	Bylaws of Hometown Buffet, Inc. (incorporated by reference to Exhibit 3.8 to Buffets Holdings, Inc.’s Registration Statement on Form S-1 (Commission file No. 333-118612)).
3.7	Articles of Incorporation of OCB Purchasing Co. (incorporated by reference to Exhibit 3.7 to Buffets, Inc.’s Registration Statement on Form S-4 (Commission file No. 333-98301)).
3.8	Bylaws of OCB Purchasing Co. (incorporated by reference to Exhibit 3.8 to Buffets, Inc.’s Registration Statement of Form S-4 (Commission file No. 333-98301)).
3.9	Certificate of Incorporation of Tahoe Joe’s, Inc. (incorporated by reference to Exhibit 3.15 to Buffets Holdings, Inc.’s Registration Statement on Form S-1 (Commission file No. 333-118612)).
3.10	Bylaws of Tahoe Joe’s, Inc. (incorporated by reference to Exhibit 3.16 to Buffets Holdings, Inc.’s Registration Statement on Form S-1 (Commission file No. 333-118612)).
3.11	Articles of Organization of Buffets Leasing Company, LLC (incorporated by reference to Exhibit 3.17 to Buffets Holdings, Inc.’s Registration Statement on Form S-1 (Commission file No. 333-118612)).
3.12	Bylaws of Buffets Leasing Company, LLC (incorporated by reference to Exhibit 3.18 to Buffets Holdings, Inc.’s Registration Statement on Form S-1 (Commission file No. 333-118612)).
3.13	Articles of Organization of OCB Leasing Company, LLC (incorporated by reference to Exhibit 3.19 to Buffets Holdings, Inc.’s Registration Statement on Form S-1 (Commission file No. 333-118612)).
3.14	Bylaws of OCB Leasing Company, LLC (incorporated by reference to Exhibit 3.20 to Buffets Holdings, Inc.’s Registration Statement on Form S-1 (Commission file No. 333-118612)).
3.15*	Articles of Organization of OCB Restaurant Company, LLC.
3.16*	Bylaws of OCB Restaurant Company, LLC.
3.17	Articles of Organization of HomeTown Leasing Company, LLC (incorporated by reference to Exhibit 3.21 to Buffets Holdings, Inc.’s Registration Statement on Form S-1 (Commission file No. 333-118612)).
3.18	Bylaws of HomeTown Leasing Company, LLC (incorporated by reference to Exhibit 3.22 to Buffets Holdings, Inc.’s Registration Statement on Form S-1 (Commission file No. 333-118612)).

Exhibit
Number	Description

3.19	Articles of Organization of Tahoe Joe’s Leasing Company, LLC (incorporated by reference to Exhibit 3.23 to Buffets Holdings, Inc.’s Registration Statement on Form S-1 (Commission file No. 333-118612)).
3.20	Bylaws of Tahoe Joe’s Leasing Company, LLC (incorporated by reference to Exhibit 3.24 to Buffets Holdings, Inc.’s Registration Statement on Form S-1 (Commission file No. 333-118612)).
3.21*	Articles of Incorporation of Ryan’s Restaurant Group, Inc.
3.22*	Bylaws of Ryan’s Restaurant Group, Inc.
3.23*	Certificate of Formation of Big R Procurement Company, LLC.
3.24*	Operating Agreement of Big R Procurement Company, LLC.
3.25*	Certificate of Formation of Fire Mountain Restaurants, LLC.
3.26*	Limited Liability Company Agreement of Fire Mountain Restaurants, LLC.
3.27*	Articles of Organization of Ryan’s Restaurant Leasing Company, LLC.
3.28*	Bylaws of Ryan’s Restaurant Leasing Company, LLC.
3.29*	Articles of Organization of Ryan’s Restaurant Management Group, LLC.
3.30*	Bylaws of Ryan’s Restaurant Management Group, LLC.
3.31*	Articles of Organization of Fire Mountain Leasing Company, LLC.
3.32*	Bylaws of Fire Mountain Leasing Company, LLC.
3.33*	Articles of Organization of Fire Mountain Management Group, LLC.
3.34*	Bylaws of Fire Mountain Management Group, LLC.
4.1*	Indenture, dated as of November 1, 2006, by and among Buffets Inc., the guarantors named therein and U.S. Bank National Association, as trustee.
4.2*	First Supplemental Indenture, dated as of November 1, 2006, by and among Buffets, Inc., the additional subsidiary guarantors named therein and U.S. Bank National Association, as trustee.
4.3*	Second Supplemental Indenture, dated as of November 22, 2006, by and among Buffets, Inc., the guarantors named therein and U.S. Bank National Association, as trustee.
4.4	Form of Exchange Note (included as Exhibit A of Exhibit 4.1 of this Registration Statement).
4.5*	Registration Rights Agreement, dated as of November 1, 2006, by and among Buffets Inc., the guarantors named therein and the initial purchasers named therein.
5.1*	Opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP as to validity of the securities being registered.
5.2*	Opinion of Faegre & Benson LLP as to validity of the securities being registered.
5.3*	Opinion of McNair Law Firm, P.A. as to validity of the securities being registered.
8.1*	Opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP as to certain tax matters.
10.1	Description of Material Terms of Buffets, Inc.’s fiscal 2006 Incentive Based Compensation Program for Executives (incorporated by reference to Exhibit 10.1 to Buffets Holdings, Inc.’s Current Report on Form 8-K (Commission file No. 333-116897)).
10.2	Form of Buffets Holdings, Inc. Cash and Phantom Incentive Unit Award Agreement (incorporated by reference to Exhibit 10.2 to Buffets Holdings, Inc.’s Current Report on Form 8-K (Commission file No. 333-116897)).
10.3	Form of Buffets Holdings, Inc. Severance Protection Agreement (incorporated by reference to Buffets Holdings, Inc.’s Current Report on Form 8-K (Commission file No. 333-116897)).

Exhibit
Number	Description

10.4	Contribution Agreement, dated as of December 29, 2005, among Buffets Holdings, Inc., Caxton-Iseman Investments, L.P., Sentinel Capital Partners II, L.P., members of Buffets Holdings senior management and Buffets Restaurants Holdings, Inc. (incorporated by reference to Exhibit 10.1 to Buffets Holdings, Inc.’s Current Report on Form 8-K (Commission file No. 333-116897)).
10.5	Management and Fee Agreement, dated October 2, 2000, by and between Buffets, Inc. and Sentinel Capital Partners, L.L.C. (incorporated by reference to Exhibit 10.3 to Buffets, Inc.’s Registration Statement on Form S-4, filed with the Commission on August 16, 2002 (Commission file No. 333-98301)).
10.6	Advisory Agreement, dated September 28, 2000, by and among Buffets Holdings, Inc., Buffets, Inc. and Roe E. Hatlen. (incorporated by reference to Exhibit 10.4 to Buffets, Inc.’s Registration Statement on Form S-4, filed with the Commission on August 16, 2002 (Commission file No. 333-98301)).
10.7	Amendment No. 1, dated as of December 13, 2005, to the Advisory Agreement between Buffets Holdings, Inc. and Roe H. Hatlen, dated as of September 28, 2000. (incorporated by reference to Exhibit 10.1 to Buffets Holdings, Inc.’s Current Report on Form 8-K, filed with the Commission on December 16, 2005 (Commission file No. 333-116897)).
10.8**	Second Amended and Restated Management and Fee Agreement, dated as of November 1, 2006 between Buffets, Inc. and Caxton-Iseman Capital, Inc.
10.9*	Credit Agreement, dated as of November 1, 2006, among Buffets, Inc., Buffets Holdings, Inc., the lenders named therein, and Credit Suisse as Administrative Agent.
10.10*	Guarantee and Collateral Agreement, dated as of November 1, 2006, Buffets, Inc., Buffets Holdings, Inc., Buffets, Inc.’s subsidiaries named therein and Credit Suisse.
10.11*	Supplement No. 1 dated as of November 22, 2006, to the Guarantee and Collateral Agreement dated as of November 1, 2006, among Buffets, Inc., Buffets Holdings, Inc., Buffets, Inc.’s subsidiaries named therein and Credit Suisse.
10.12*	Agreement Regarding Leasehold Mortgages and Landlord’s Purchase Option dated as of November 1, 2006 among the certain landlords named therein, Credit Suisse, Ryan’s Restaurant Group, Inc., Fire Mountain Restaurants, LLC, OCB Restaurant Company, LLC and HomeTown Buffet, Inc.
10.13*	Trademark Security Agreement, dated as of November 1, 2006, among Buffets, Buffets Holdings, Inc., Buffets, Inc.’s subsidiaries named therein and Credit Suisse, as Collateral Agent.
10.14*	Master Land and Building Lease, dated as of November 1, 2006, by and between FIGRYANF LLC, as landlord, and Fire Mountain Restaurants, LLC, as tenant ( “Fortress Set 1 Lease”).
10.15*	Master Land and Building Lease, dated as of November 1, 2006, by and among (x) FIGRYANH LLC, FIGRYANH-1 LLC, FIGRYANH-2 LLC, FIGRYANH-3 LLC, FIGRYANH-4 LLC, FIGRYANH-5 LLC, FIGRYANH-6 LLC, FIGRYANH-7 LLC, FIGRYANH-8 LLC, FIGRYANH-9 LLC, FIGRYANH-10 LLC, FIGRYANH-11 LLC, FIGRYANH-12 LLC, FIGRYANH-13 LLC, FIGRYANH-14 LLC, FIGRYANH-15 LLC, and FIGRYANH-16 LLC (the “FIGRYANH Group”), as landlord, and (y) Fire Mountain Restaurants, LLC, OCB Restaurant Company, LLC, and HomeTown Buffet, Inc., as tenant (“Fortress Set 2 Lease”).
10.16*	Guaranty by Buffets, Inc., dated as of November 1, 2006, for the benefit of FIGRYANF LLC, relating to the tenant’s obligations under the Fortress Set 1 Lease.
10.17*	Guaranty by Buffets, Inc., dated as of November 1, 2006, for the benefit of the FIGRYANH Group, relating to the tenants’ obligations under the Fortress Set 2 Lease.
10.18*	Purchase and Sale Agreement, dated as of November 1, 2006, by and among Fire Mountain Restaurants, LLC, Ryan’s Restaurant Group, Inc., HomeTown Buffet, Inc., OCB Restaurant Company, LLC, FIGRYANF LLC, and the FIGRYANH Group.
10.19*	Purchase Agreement, dated as of October 19, 2006, by and among Buffets, Inc., the guarantors named therein and the purchasers of the initial notes named therein.
10.20*	Counterpart to the Purchase Agreement, dated as of November 1, 2006, among Ryan’s Restaurant Group, Inc., Fire Mountain Restaurants, LLC and Big R Procurement Company, LLC.

Exhibit
Number	Description

10.21*	Agreement Regarding Leasehold Mortgages and Landlord’s Purchase Option dated as of November 1, 2006 among the certain landlords named therein, Credit Suisse, Ryan’s Restaurant Group, Inc., Fire Mountain Restaurants, LLC, OCB Restaurant Company, LLC, HomeTown Buffet, Inc. and German American Capital Corporation.
12.1*	Statement of Computation of Ratios of Earnings of Fixed Charges.
21.1*	List of Subsidiaries of Buffets Holdings, Inc.
23.1*	Consent of Deloitte & Touche LLP.
23.2*	Consent of KPMG LLP.
23.3	Consent of Paul, Weiss, Rifkind, Wharton & Garrison LLP (included in Exhibits 5.1 and 8.1 to this Registration Statement).
23.4	Consent of Faegre & Benson LLP (included in Exhibit 5.2 to this Registration Statement)
23.5	Consent of McNair Law Firm, P.A. (included in Exhibit 5.3 to this Registration Statement)
24	Powers of Attorney (included on signature pages of this Part II).
25*	Form T-1 Statement of Eligibility of U.S. Bank National Association to act as trustee under the Indenture.
99.1*	Form of Letter of Transmittal.
99.2*	Form of Notice of Guaranteed Delivery.

*	Previously filed.

**	Filed herewith.

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Eagan, State of Minnesota, on December 22, 2006.

BUFFETS HOLDINGS, INC.

/s/ R. Michael Andrews, Jr.
Name: R. Michael Andrews, Jr.

Title:	Chief Executive Officer
      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the following capacities and on this 22nd day of December, 2006.

Signature		Title

* Frederick J. Iseman		Chairman of the Board and Director

/s/ R. Michael Andrews, Jr. R. Michael Andrews, Jr.		Chief Executive Officer (principal executive officer) and Director

/s/ A. Keith Wall A. Keith Wall		Executive Vice President and Chief Financial Officer (principal financial and accounting officer)

* Roe H. Hatlen		Vice Chairman of the Board and Director

* Robert A. Ferris		Director

* Steven M. Lefkowitz		Director

* David S. Lobel		Director

* Robert M. Rosenberg		Director

* Ankur A. Vora		Director

*By:	/s/ R. Michael Andrews, Jr. R. Michael Andrews, Jr. Attorney-in-fact

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Eagan, State of Minnesota, on December 22, 2006.

BUFFETS, INC.

/s/ R. Michael Andrews, Jr.

Name: R. Michael Andrews, Jr.

Title:	Chief Executive Officer
      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the following capacities and on this 22nd day of December, 2006.

Signature	Title

* Frederick J. Iseman	Chairman of the Board and Director

/s/ R. Michael Andrews, Jr. R. Michael Andrews, Jr.	Chief Executive Officer (principal executive officer) and Director

/s/ A. Keith Wall A. Keith Wall	Executive Vice President and Chief Financial Officer (principal financial and accounting officer)

* Roe H. Hatlen	Vice Chairman of the Board and Director

* Robert A. Ferris	Director

* Steven M. Lefkowitz	Director

* David S. Lobel	Director

* Robert M. Rosenberg	Director

* Ankur A. Vora	Director

*By: /s/ R. Michael Andrews, Jr. R. Michael Andrews, Jr. Attorney-in-fact

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Eagan, State of Minnesota, on December 22, 2006.

HOMETOWN BUFFET, INC.

/s/ R. Michael Andrews, Jr.

Name: R. Michael Andrews, Jr.

Title:	Chief Executive Officer
      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the following capacities and on this 22nd day of December, 2006.

Signature	Title

/s/ R. Michael Andrews, Jr. R. Michael Andrews, Jr.	Chief Executive Officer (principal executive officer) and Director

/s/ A. Keith Wall A. Keith Wall	Chief Financial Officer (principal financial and accounting officer)

* H. Thomas Mitchell	Secretary and Director

*By: /s/ R. Michael Andrews, Jr. R. Michael Andrews, Jr. Attorney-in-fact

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Eagan, State of Minnesota, on December 22, 2006.

OCB PURCHASING CO.

/s/ R. Michael Andrews, Jr.

Name: R. Michael Andrews, Jr.

Title:	Chief Executive Officer
      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the following capacities and on this 22nd day of December, 2006.

Signature	Title

/s/ R. Michael Andrews, Jr. R. Michael Andrews, Jr.	Chief Executive Officer (principal executive officer) and Director

/s/ A. Keith Wall A. Keith Wall	Chief Financial Officer (principal financial and accounting officer)

* H. Thomas Mitchell	Secretary and Director

*By: /s/ R. Michael Andrews, Jr. R. Michael Andrews, Jr. Attorney-in-fact

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Eagan, State of Minnesota, on December 22, 2006.

TAHOE JOE’S, INC.

/s/ R. Michael Andrews, Jr.

Name: R. Michael Andrews, Jr.

Title:	Chief Executive Officer
      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the following capacities and on this 22nd day of December, 2006.

Signature	Title

/s/ R. Michael Andrews, Jr. R. Michael Andrews, Jr.	Chief Executive Officer (principal executive officer) and Director

/s/ A. Keith Wall A. Keith Wall	Chief Financial Officer (principal financial and accounting officer) and Director

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Eagan, State of Minnesota, on December 22, 2006.

BUFFETS LEASING COMPANY, LLC

/s/ R. Michael Andrews, Jr.

Name: R. Michael Andrews, Jr.

Title:	Chief Manager
      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the following capacities and on this 22nd day of December, 2006.

Signature		Title

/s/ R. Michael Andrews, Jr. R. Michael Andrews, Jr.		Chief Manager (principal executive officer) and Governor

/s/ A. Keith Wall A. Keith Wall		Chief Finance Manager (principal financial and accounting officer)

* H. Thomas Mitchell		Manager, Secretary and Governor

*By:	/s/ R. Michael Andrews, Jr. R. Michael Andrews, Jr. Attorney-in-fact

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Eagan, State of Minnesota, on December 22, 2006.

HOMETOWN LEASING COMPANY, LLC

/s/ R. Michael Andrews, Jr.

Name: R. Michael Andrews, Jr.

Title:	Chief Manager
      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the following capacities and on this 22nd day of December, 2006.

Signature		Title

/s/ R. Michael Andrews, Jr. R. Michael Andrews, Jr.		Chief Manager (principal executive officer) and Governor

/s/ A. Keith Wall A. Keith Wall		Chief Finance Manager (principal financial and accounting officer)

* H. Thomas Mitchell		Manager, Secretary and Governor

*By:	/s/ R. Michael Andrews, Jr. R. Michael Andrews, Jr. Attorney-in-fact

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Eagan, State of Minnesota, on December 22, 2006.

OCB LEASING COMPANY, LLC

/s/ R. Michael Andrews, Jr.
Name: R. Michael Andrews, Jr.

Title:	Chief Manager
      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the following capacities and on this 22nd day of December, 2006.

Signature		Title

/s/ R. Michael Andrews, Jr. R. Michael Andrews, Jr.		Chief Manager (principal executive officer) and Governor

/s/ A. Keith Wall A. Keith Wall		Chief Finance Manager (principal financial and accounting officer)

* H. Thomas Mitchell		Manager, Secretary and Governor

*By:	/s/ R. Michael Andrews, Jr. R. Michael Andrews, Jr. Attorney-in-fact

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Eagan, State of Minnesota, on December 22, 2006.

OCB RESTAURANT COMPANY, LLC

/s/ R. Michael Andrews, Jr.
Name: R. Michael Andrews, Jr.

Title:	Chief Manager
      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the following capacities and on this 22nd day of December, 2006.

Signature		Title

/s/ R. Michael Andrews, Jr. R. Michael Andrews, Jr.		Chief Manager (principal executive officer) and Governor

/s/ A. Keith Wall A. Keith Wall		Chief Finance Manager (principal financial and accounting officer)

* H. Thomas Mitchell		Manager, Secretary and Governor

*By:	/s/ R. Michael Andrews, Jr. R. Michael Andrews, Jr. Attorney-in-fact

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Eagan, State of Minnesota, on December 22, 2006.

TAHOE JOE’S LEASING COMPANY, LLC

/s/ R. Michael Andrews, Jr.
Name: R. Michael Andrews, Jr.

Title:	Chief Manager
      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the following capacities and on this 22nd day of December, 2006.

Signature	Title

/s/ R. Michael Andrews, Jr. R. Michael Andrews, Jr.	Chief Manager (principal executive officer) and Governor

/s/ A. Keith Wall A. Keith Wall	Chief Finance Manager (principal financial and accounting officer) and Governor

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Eagan, State of Minnesota, on December 22, 2006.

RYAN’S RESTAURANT GROUP, INC.

/s/ R. Michael Andrews, Jr.
Name: R. Michael Andrews, Jr.

Title:	Chief Executive Officer
      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the following capacities and on this 22nd day of December, 2006.

Signature		Title

/s/ R. Michael Andrews, Jr. R. Michael Andrews, Jr.		Chief Executive Officer (principal executive officer) and Director

/s/ A. Keith Wall A. Keith Wall		Chief Financial Officer (principal financial and accounting officer)

* Frederick J. Iseman		Director

* Steven M. Lefkowitz		Director

*By:	/s/ R. Michael Andrews, Jr. R. Michael Andrews, Jr. Attorney-in-fact

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Eagan, State of Minnesota, on December 22, 2006.

BIG R PROCUREMENT COMPANY, LLC
By: Ryan’s Restaurant Group, Inc., its sole member

/s/ R. Michael Andrews, Jr.

Name: R. Michael Andrews, Jr.
Title: Chief Executive Officer
      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the following capacities and on this 22nd day of December, 2006.

Signature		Title

/s/ R. Michael Andrews, Jr. R. Michael Andrews, Jr.		Chief Executive Officer (principal executive officer) and Director of Ryan’s Restaurant Group, Inc.

/s/ A. Keith Wall A. Keith Wall		Chief Financial Officer (principal financial and accounting officer) of Ryan’s Restaurant Group, Inc.

* Frederick J. Iseman		Director of Ryan’s Restaurant Group, Inc.

* Steven M. Lefkowitz		Director of Ryan’s Restaurant Group, Inc.

*By:	/s/ R. Michael Andrews, Jr. R. Michael Andrews, Jr. Attorney-in-fact

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Eagan, State of Minnesota, on December 22, 2006.

FIRE MOUNTAIN RESTAURANTS, LLC
By: Ryan’s Restaurant Group, Inc., its sole member

/s/ R. Michael Andrews, Jr.

Name: R. Michael Andrews, Jr.
Title: Chief Executive Officer
      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the following capacities and on this 22nd day of December, 2006.

Signature		Title

/s/ R. Michael Andrews, Jr. R. Michael Andrews, Jr.		Chief Executive Officer (principal executive officer) and Director of Ryan’s Restaurant Group, Inc.

/s/ A. Keith Wall A. Keith Wall		Chief Financial Officer (principal financial and accounting officer) of Ryan’s Restaurant Group, Inc.

* Frederick J. Iseman		Director of Ryan’s Restaurant Group, Inc.

* Steven M. Lefkowitz		Director of Ryan’s Restaurant Group, Inc.

*By:	/s/ R. Michael Andrews, Jr. R. Michael Andrews, Jr. Attorney-in-fact

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Eagan, State of Minnesota, on December 22, 2006.

RYAN’S RESTAURANT MANAGEMENT GROUP, LLC

/s/ R. Michael Andrews, Jr.
Name: R. Michael Andrews, Jr.

Title:	Chief Manager
      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the following capacities and on this 22ndday of December, 2006.

Signature		Title

/s/ R. Michael Andrews, Jr. R. Michael Andrews, Jr.		Chief Manager (principal executive officer) and Governor

/s/ A. Keith Wall A. Keith Wall		Chief Finance Manager (principal financial and accounting officer)

* H. Thomas Mitchell		Manager, Secretary and Governor

*By:	/s/ R. Michael Andrews, Jr. R. Michael Andrews, Jr. Attorney-in-fact

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Eagan, State of Minnesota, on December 22, 2006.

RYAN’S RESTAURANT LEASING COMPANY, LLC

/s/ R. Michael Andrews, Jr.

Name: R. Michael Andrews, Jr.

Title:	Chief Manager
      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the following capacities and on this 22nd day of December, 2006.

Signature		Title

/s/ R. Michael Andrews, Jr. R. Michael Andrews, Jr.		Chief Manager (principal executive officer) and Governor

/s/ A. Keith Wall A. Keith Wall		Chief Finance Manager (principal financial and accounting officer)

* H. Thomas Mitchell		Manager, Secretary and Governor

*By:	/s/ R. Michael Andrews, Jr. R. Michael Andrews, Jr. Attorney-in-fact

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Eagan, State of Minnesota, on December 22, 2006.

FIRE MOUNTAIN MANAGEMENT GROUP, LLC

/s/ R. Michael Andrews, Jr.

Name: R. Michael Andrews, Jr.
Title: Chief Manager
      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the following capacities and on this 22ndday of December, 2006.

Signature		Title

/s/ R. Michael Andrews, Jr. R. Michael Andrews, Jr.		Chief Manager (principal executive officer) and Governor

/s/ A. Keith Wall A. Keith Wall		Chief Finance Manager (principal financial and accounting officer)

* H. Thomas Mitchell		Manager, Secretary and Governor

*By:	/s/ R. Michael Andrews, Jr. R. Michael Andrews, Jr. Attorney-in-fact

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Eagan, State of Minnesota, on December 22, 2006.

FIRE MOUNTAIN LEASING COMPANY, LLC

/s/ R. Michael Andrews, Jr.

Name: R. Michael Andrews, Jr.

Title:	Chief Manager
      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the following capacities and on this 22ndday of December, 2006.

	Signature	Title

/s/ R. Michael Andrews, Jr. R. Michael Andrews, Jr.		Chief Manager (principal executive officer) and Governor

/s/ A. Keith Wall A. Keith Wall		Chief Finance Manager (principal financial and accounting officer)

* H. Thomas Mitchell		Manager, Secretary and Governor

*By:	/s/ R. Michael Andrews, Jr. R. Michael Andrews, Jr. Attorney-in-fact

EXHIBIT INDEX

Exhibit
Number	Description

2.1	Agreement and Plan of Merger dated as of July 24, 2006 among Ryan’s Restaurant Group, Inc., Buffets, Inc. and Buffets Southeast, Inc. (incorporated by reference to Exhibit 2.1 to Buffets Holdings, Inc.’s Current Report on Form 8-K, filed on July 25, 2006 (Commission file No. 333-116897)).
3.1	Amended Certificate of Incorporation of Buffets Holdings, Inc. (incorporated by reference to Exhibit 3.1 to Buffets Holdings, Inc.’s Registration Statement on Form S-4 (Commission file No. 333-116897)).
3.2	Bylaws of Buffets Holdings, Inc. (incorporated by reference to Exhibit 3.2 to Buffets Holdings, Inc.’s Registration Statement on Form S-4 (Commission file No. 333-116897)).
3.3	Articles of Incorporation of Buffets, Inc. (incorporated by reference to Exhibit 3.1 to Buffets, Inc.’s Registration Statement on Form S-4 (Commission file No. 333-98301)).
3.4	Bylaws of Buffets, Inc. (incorporated by reference to Exhibit 3.2 to Buffets, Inc.’s Registration Statement on Form S-4 (Commission file No. 333-98301)).
3.5	Articles of Incorporation of HomeTown Buffet, Inc. (incorporated by reference to Exhibit 3.7 to Buffets Holdings, Inc.’s Registration Statement on Form S-1 (Commission file No. 333-118612)).
3.6	Bylaws of Hometown Buffet, Inc. (incorporated by reference to Exhibit 3.8 to Buffets Holdings, Inc.’s Registration Statement on Form S-1 (Commission file No. 333-118612)).
3.7	Articles of Incorporation of OCB Purchasing Co. (incorporated by reference to Exhibit 3.7 to Buffets, Inc.’s Registration Statement on Form S-4 (Commission file No. 333-98301)).
3.8	Bylaws of OCB Purchasing Co. (incorporated by reference to Exhibit 3.8 to Buffets, Inc.’s Registration Statement of Form S-4 (Commission file No. 333-98301)).
3.9	Certificate of Incorporation of Tahoe Joe’s, Inc. (incorporated by reference to Exhibit 3.15 to Buffets Holdings, Inc.’s Registration Statement on Form S-1 (Commission file No. 333-118612)).
3.10	Bylaws of Tahoe Joe’s, Inc. (incorporated by reference to Exhibit 3.16 to Buffets Holdings, Inc.’s Registration Statement on Form S-1 (Commission file No. 333-118612)).
3.11	Articles of Organization of Buffets Leasing Company, LLC (incorporated by reference to Exhibit 3.17 to Buffets Holdings, Inc.’s Registration Statement on Form S-1 (Commission file No. 333-118612)).
3.12	Bylaws of Buffets Leasing Company, LLC (incorporated by reference to Exhibit 3.18 to Buffets Holdings, Inc.’s Registration Statement on Form S-1 (Commission file No. 333-118612)).
3.13	Articles of Organization of OCB Leasing Company, LLC (incorporated by reference to Exhibit 3.19 to Buffets Holdings, Inc.’s Registration Statement on Form S-1 (Commission file No. 333-118612)).
3.14	Bylaws of OCB Leasing Company, LLC (incorporated by reference to Exhibit 3.20 to Buffets Holdings, Inc.’s Registration Statement on Form S-1 (Commission file No. 333-118612)).
3.15*	Articles of Organization of OCB Restaurant Company, LLC.
3.16*	Bylaws of OCB Restaurant Company, LLC.
3.17	Articles of Organization of HomeTown Leasing Company, LLC (incorporated by reference to Exhibit 3.21 to Buffets Holdings, Inc.’s Registration Statement on Form S-1 (Commission file No. 333-118612)).
3.18	Bylaws of HomeTown Leasing Company, LLC (incorporated by reference to Exhibit 3.22 to Buffets Holdings, Inc.’s Registration Statement on Form S-1 (Commission file No. 333-118612)).
3.19	Articles of Organization of Tahoe Joe’s Leasing Company, LLC (incorporated by reference to Exhibit 3.23 to Buffets Holdings, Inc.’s Registration Statement on Form S-1 (Commission file No. 333-118612)).
3.20	Bylaws of Tahoe Joe’s Leasing Company, LLC (incorporated by reference to Exhibit 3.24 to Buffets Holdings, Inc.’s Registration Statement on Form S-1 (Commission file No. 333-118612)).
3.21*	Articles of Incorporation of Ryan’s Restaurant Group, Inc.
3.22*	Bylaws of Ryan’s Restaurant Group, Inc.

Exhibit
Number	Description

3.23*	Certificate of Formation of Big R Procurement Company, LLC.
3.24*	Operating Agreement of Big R Procurement Company, LLC.
3.25*	Certificate of Formation of Fire Mountain Restaurants, LLC.
3.26*	Limited Liability Company Agreement of Fire Mountain Restaurants, LLC.
3.27*	Articles of Organization of Ryan’s Restaurant Leasing Company, LLC.
3.28*	Bylaws of Ryan’s Restaurant Leasing Company, LLC.
3.29*	Articles of Organization of Ryan’s Restaurant Management Group, LLC.
3.30*	Bylaws of Ryan’s Restaurant Management Group, LLC.
3.31*	Articles of Organization of Fire Mountain Leasing Company, LLC.
3.32*	Bylaws of Fire Mountain Leasing Company, LLC.
3.33*	Articles of Organization of Fire Mountain Management Group, LLC.
3.34*	Bylaws of Fire Mountain Management Group, LLC.
4.1*	Indenture, dated as of November 1, 2006, by and among Buffets Inc., the guarantors named therein and U.S. Bank National Association, as trustee.
4.2*	First Supplemental Indenture, dated as of November 1, 2006, by and among Buffets, Inc., the additional subsidiary guarantors named therein and U.S. Bank National Association, as trustee.
4.3*	Second Supplemental Indenture, dated as of November 22, 2006, by and among Buffets, Inc., the guarantors named therein and U.S. Bank National Association, as trustee.
4.4	Form of Exchange Note (included as Exhibit A of Exhibit 4.1 of this Registration Statement).
4.5*	Registration Rights Agreement, dated as of November 1, 2006, by and among Buffets Inc., the guarantors named therein and the initial purchasers named therein.
5.1*	Opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP as to validity of the securities being registered.
5.2*	Opinion of Faegre & Benson LLP as to validity of the securities being registered.
5.3*	Opinion of McNair Law Firm, P.A. as to validity of the securities being registered.
8.1*	Opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP as to certain tax matters.
10.1	Description of Material Terms of Buffets, Inc.’s fiscal 2006 Incentive Based Compensation Program for Executives (incorporated by reference to Exhibit 10.1 to Buffets Holdings, Inc.’s Current Report on Form 8-K (Commission file No. 333-116897)).
10.2	Form of Buffets Holdings, Inc. Cash and Phantom Incentive Unit Award Agreement (incorporated by reference to Exhibit 10.2 to Buffets Holdings, Inc.’s Current Report on Form 8-K (Commission file No. 333-116897)).
10.3	Form of Buffets Holdings, Inc. Severance Protection Agreement (incorporated by reference to Buffets Holdings, Inc.’s Current Report on Form 8-K (Commission file No. 333-116897)).
10.4	Contribution Agreement, dated as of December 29, 2005, among Buffets Holdings, Inc., Caxton-Iseman Investments, L.P., Sentinel Capital Partners II, L.P., members of Buffets Holdings senior management and Buffets Restaurants Holdings, Inc. (incorporated by reference to Exhibit 10.1 to Buffets Holdings, Inc.’s Current Report on Form 8-K (Commission file No. 333-116897)).
10.5	Management and Fee Agreement, dated October 2, 2000, by and between Buffets, Inc. and Sentinel Capital Partners, L.L.C. (incorporated by reference to Exhibit 10.3 to Buffets, Inc.’s Registration Statement on Form S-4, filed with the Commission on August 16, 2002 (Commission file No. 333-98301)).
10.6	Advisory Agreement, dated September 28, 2000, by and among Buffets Holdings, Inc., Buffets, Inc. and Roe E. Hatlen. (incorporated by reference to Exhibit 10.4 to Buffets, Inc.’s Registration Statement on Form S-4, filed with the Commission on August 16, 2002 (Commission file No. 333-98301)).
10.7	Amendment No. 1, dated as of December 13, 2005, to the Advisory Agreement between Buffets Holdings, Inc. and Roe H. Hatlen, dated as of September 28, 2000. (incorporated by reference to Exhibit 10.1 to Buffets Holdings, Inc.’s Current Report on Form 8-K, filed with the Commission on December 16, 2005 (Commission file No. 333-116897)).

Exhibit
Number	Description

10.8**	Second Amended and Restated Management and Fee Agreement, dated as of November 1, 2006 between Buffets, Inc. and Caxton-Iseman Capital, Inc.
10.9*	Credit Agreement, dated as of November 1, 2006, among Buffets, Inc., Buffets Holdings, Inc., the lenders named therein, and Credit Suisse as Administrative Agent.
10.10*	Guarantee and Collateral Agreement, dated as of November 1, 2006, Buffets, Inc., Buffets Holdings, Inc., Buffets, Inc.’s subsidiaries named therein and Credit Suisse.
10.11*	Supplement No. 1 dated as of November 22, 2006, to the Guarantee and Collateral Agreement dated as of November 1, 2006, among Buffets, Inc., Buffets Holdings, Inc., Buffets, Inc.’s subsidiaries named therein and Credit Suisse.
10.12*	Agreement Regarding Leasehold Mortgages and Landlord’s Purchase Option dated as of November 1, 2006 among the certain landlords named therein, Credit Suisse, Ryan’s Restaurant Group, Inc., Fire Mountain Restaurants, LLC, OCB Restaurant Company, LLC and HomeTown Buffet, Inc.
10.13*	Trademark Security Agreement, dated as of November 1, 2006, among Buffets, Buffets Holdings, Inc., Buffets, Inc.’s subsidiaries named therein and Credit Suisse, as Collateral Agent.
10.14*	Master Land and Building Lease, dated as of November 1, 2006, by and between FIGRYANF LLC, as landlord, and Fire Mountain Restaurants, LLC, as tenant (“Fortress Set 1 Lease”).
10.15*	Master Land and Building Lease, dated as of November 1, 2006, by and among (x) FIGRYANH LLC, FIGRYANH-1 LLC, FIGRYANH-2 LLC, FIGRYANH-3 LLC, FIGRYANH-4 LLC, FIGRYANH-5 LLC, FIGRYANH-6 LLC, FIGRYANH-7 LLC, FIGRYANH-8 LLC, FIGRYANH-9 LLC, FIGRYANH-10 LLC, FIGRYANH-11 LLC, FIGRYANH-12 LLC, FIGRYANH-13 LLC, FIGRYANH-14 LLC, FIGRYANH-15 LLC, and FIGRYANH-16 LLC (the “FIGRYANH Group”), as landlord, and (y) Fire Mountain Restaurants, LLC, OCB Restaurant Company, LLC, and HomeTown Buffet, Inc., as tenant (“Fortress Set 2 Lease”).
10.16*	Guaranty by Buffets, Inc., dated as of November 1, 2006, for the benefit of FIGRYANF LLC, relating to the tenant’s obligations under the Fortress Set 1 Lease.
10.17*	Guaranty by Buffets, Inc., dated as of November 1, 2006, for the benefit of the FIGRYANH Group, relating to the tenants’ obligations under the Fortress Set 2 Lease.
10.18*	Purchase and Sale Agreement, dated as of November 1, 2006, by and among Fire Mountain Restaurants, LLC, Ryan’s Restaurant Group, Inc., HomeTown Buffet, Inc., OCB Restaurant Company, LLC, FIGRYANF LLC, and the FIGRYANH Group.
10.19*	Purchase Agreement, dated as of October 19, 2006, by and among Buffets, Inc., the guarantors named therein and the purchasers of the initial notes named therein.
10.20*	Counterpart to the Purchase Agreement, dated as of November 1, 2006, among Ryan’s Restaurant Group, Inc., Fire Mountain Restaurants, LLC and Big R Procurement Company, LLC.
10.21*	Agreement Regarding Leasehold Mortgages and Landlord’s Purchase Option dated as of November 1, 2006 among the certain landlords named therein, Credit Suisse, Ryan’s Restaurant Group, Inc., Fire Mountain Restaurants, LLC, OCB Restaurant Company, LLC, HomeTown Buffet, Inc. and German American Capital Corporation.
12.1*	Statement of Computation of Ratios of Earnings of Fixed Charges.
21.1*	List of Subsidiaries of Buffets Holdings, Inc.
23.1*	Consent of Deloitte & Touche LLP.
23.2*	Consent of KPMG LLP.
23.3	Consent of Paul, Weiss, Rifkind, Wharton & Garrison LLP (included in Exhibits 5.1 and 8.1 to this Registration Statement).
23.4	Consent of Faegre & Benson LLP (included in Exhibit 5.2 to this Registration Statement)
23.5	Consent of McNair Law Firm, P.A. (included in Exhibit 5.3 to this Registration Statement)

Exhibit
Number	Description

24	Powers of Attorney (included on signature pages of this Part II).
25*	Form T-1 Statement of Eligibility of U.S. Bank National Association to act as trustee under the Indenture.
99.1*	Form of Letter of Transmittal.
99.2*	Form of Notice of Guaranteed Delivery.

*	Previously filed.

**	Filed herewith.